Credit Facilities, Long-Term Debt and Lease Liabilities	12 Months Ended
Dec. 31, 2025
Subclassifications of assets, liabilities and equities [abstract]
Credit Facilities, Long-Term Debt and Lease Liabilities	Credit Facilities, Long-Term Debt and Lease Liabilities
A. Amounts Outstanding
The amounts outstanding are as follows:

As at Dec. 31				2025			2024
	Segment	Maturity	Currency	Carrying value	Face value	Interest(1)	Carrying value	Face value	Interest
Credit facilities
Committed syndicated bank facility(2)	Corporate	2029	CAD	95	98	4.2%	143	145	5.3%
Term facility	Corporate	2025	CAD	—	—	—%	400	400	5.6%
Debentures
7.3% Medium term notes	Corporate	2029	CAD	110	110	7.3%	110	110	7.3%
6.9% Medium term notes	Corporate	2030	CAD	141	141	6.9%	141	141	6.9%
5.6% Medium term notes	Corporate	2032	CAD	446	450	5.6%	—	—	—%
Senior notes(3)
5.9% Senior notes	Corporate	2034	USD	539	548	5.9%	—	—	—%
7.8% Senior notes	Corporate	2029	USD	—	—	—%	569	575	7.8%
6.5% Senior notes	Corporate	2040	USD	403	411	6.5%	426	431	6.5%
Non-recourse
Melancthon Wolfe Wind LP bond	Wind & Solar	2028	CAD	98	98	3.8%	133	134	3.8%
New Richmond Wind LP bond	Wind & Solar	2032	CAD	83	84	4.0%	93	94	4.0%
Kent Hills Wind LP bond	Wind & Solar	2033	CAD	164	166	4.5%	179	182	4.5%
Windrise Wind LP bond	Wind & Solar	2041	CAD	150	152	3.4%	157	160	3.4%
Pingston bond	Hydro	2043	CAD	39	39	6.2%	39	39	6.2%
TAPC Holdings LP bond (Poplar Creek)	Gas	2030	CAD	65	66	6.7%	75	76	8.3%
TEC Hedland PTY Ltd bond(4)	Gas	2042	AUD	671	677	4.1%	675	683	4.1%
Heartland term facility	Corporate	2027	CAD	201	201	5.3%	224	224	6.6%
Recourse
TransAlta OCP LP bond	Gas	2030	CAD	166	167	4.5%	192	193	4.5%
Tax equity financing
Big Level & Antrim(5)	Wind & Solar	2029	USD	70	73	6.6%	90	94	6.6%
Lakeswind(6)	Wind & Solar	2030	USD	4	4	10.5%	7	7	10.5%
North Carolina Solar(7)	Wind & Solar	2030	USD	2	2	7.3%	4	4	7.3%
Total long-term debt				3,447	3,487		3,657	3,692
Lease liabilities				146			151
Total credit facilities, long-term debt and lease liabilities				3,593			3,808
Less: current portion of long-term debt				(170)			(567)
Less: current portion of lease liabilities				(5)			(5)
Total current credit facilities, long-term debt and lease liabilities				(175)			(572)
Total non-current credit facilities, long-term debt and lease liabilities				3,418			3,236
(1)Interest rate reflects the stipulated rate or the average rate weighted by principal amounts outstanding and is before the effect of hedging.
(2)Composed of swing line loans and other commercial borrowings under long-term committed credit facilities.
(3)US$700 million face value at Dec. 31, 2025 (2024 – US$700 million).
(4)AU$737 million face value at Dec. 31, 2025 (2024 – AU$761 million).
(5)US$54 million face value at Dec. 31, 2025 (2024 – US$65 million).
(6)US$3 million face value at Dec. 31, 2025 (2024 – US$5 million).
(7)US$1 million face value at Dec. 31, 2025 (2024 – US$3 million).
The Company's credit facilities are summarized in the table below:

As at Dec. 31, 2025		Utilized
Credit facilities	Facility size	Outstanding letters of credit(1)	Cash drawings	Available capacity	Maturity date
Committed
Syndicated credit facility	1,900	438	98	1,364	Q2 2029
Bilateral credit facilities	240	146	—	94	Q2 2027
Heartland EDC letter of credit facility	30	14	—	16	Q1 2026
Heartland DSR letter of credit facility	27	8	—	19	Q4 2027
Heartland revolving facility	25	—	—	25	Q4 2027
Total committed	2,222	606	98	1,518
Non-committed
Demand facility	400	223	—	177	N/A
Total Non-committed	400	223	—	177
(1)TransAlta has obligations to issue letters of credit and cash collateral to secure potential liabilities to certain parties, including those related to potential environmental obligations, commodity risk management and hedging activities, pension plan obligations, construction projects and purchase obligations. Letters of credit drawn against the non-committed facilities reduce the available capacity under the committed syndicated credit facilities. At Dec. 31, 2025, TransAlta provided cash collateral of $92 million.
US$400 million Senior Notes Offering and Early Redemption of the 7.8 per cent Senior Notes
On Dec. 22, 2025, the Company issued US$400 million senior notes with a fixed annual coupon rate of 5.9 per cent, maturing on Feb. 1, 2034. The notes are unsecured and rank equally in right of payment with all existing and future senior indebtedness and senior in right of payment to all future subordinated indebtedness. The notes were issued at 99.4 per cent of par, resulting in net proceeds of $541 million (US$393 million) and are callable in three years. Interest payments on the notes are made semi-annually, on Feb. 1 and Aug. 1, with the first payment commencing Aug. 1, 2026.

On Dec. 22, 2025 the Company redeemed all of its outstanding 7.8 per cent US$400 million senior notes in advance of the scheduled maturity date of Nov. 15, 2029. The redemption price was $573 million (US$416 million) in aggregate, including a $21 million prepayment premium recognized in interest expense. The Company also recognized $5 million accelerated amortization of deferred financing costs in interest expense and an offsetting gain of $31 million on interest rate derivatives designated as cash flow hedges, which were reclassified from other comprehensive income to interest expense upon redemption of the notes. Realized foreign exchange loss on redemption totalled $19 million and was included under the foreign exchange (loss) gain in the statement of (loss) earnings for the period.
$450 million Senior Notes Offering
On March 24, 2025, the Company issued $450 million of senior notes with a fixed annual coupon of 5.6 per cent, maturing on March 24, 2032. The notes are unsecured and rank equally in right of payment with all existing and future senior indebtedness and senior in right of payment to all future subordinated indebtedness. Interest payments on the notes are made semi-annually, on March 24 and Sept. 24.
Term Loan Facility Early Repayment
On March 25, 2025, the Company repaid its $400 million variable rate term loan facility in advance of the scheduled maturity date of Sept. 7, 2025, with the proceeds received from the $450 million senior notes offering.
Syndicated and Bilateral Credit Facilities
During the year ended Dec. 31, 2025 the Syndicated credit facility was reduced from $1.95 billion to $1.9 billion and the maturity was extended by one year to June 30, 2029.
During the year ended Dec. 31, 2025 the maturity of the Bilateral credit facilities in the aggregate amount of $240 million was extended by one year to June 30, 2027.
The credit facilities are the primary source of short-term liquidity after the cash flow generated from the Company's business.
Senior Notes
As at Dec. 31, 2025 a total of US$300 million (2024 – US$300 million) of the senior notes has been designated as a hedge of the Company’s net investment in U.S. operations.
Tax Equity
Tax equity financings are typically represented by the initial equity investments made by the project investors at each project (net of financing costs incurred), except for the Lakeswind and North Carolina Solar acquired tax equity financings, which were initially recognized at their fair values. Tax equity financing balances are reduced by the value of tax benefits (production tax credits, tax depreciation and investment tax credits) allocated to the investor and by cash distributions paid to the investor for their share of net earnings and cash flow generated at each project. Tax equity financing balances are increased by interest recognized at the implicit interest rate. The maturity dates of each financing are subject to change and are primarily dependent upon when the project investor achieves the agreed upon targeted return. The Company anticipates the maturity dates of the tax equity financings will be: Lakeswind in March 2030; North Carolina Solar in December 2030; and Big Level and Antrim in December 2029.
Other
TransAlta’s short- and long-term debt has terms and conditions, including financial covenants, that are considered normal and customary. As at Dec. 31, 2025, the Company was in compliance with all debt covenants.
The Heartland credit facilities are not subject to any maintenance or financial covenants but do contain certain covenants that limit Heartland’s ability to, among other things, incur additional indebtedness, create or permit liens to exist, make certain acquisitions or dispositions, make distributions and enter into certain hedging agreements.
The Company is in compliance with its terms of the credit facilities and all undrawn amounts are fully available. Letters of credit in the amount of $223 million were issued from non-committed demand facilities as at Dec. 31, 2025. In addition to the net $1.5 billion of committed capacity available under the credit facilities, the Company had $205 million of available cash and cash equivalents as at Dec. 31, 2025.
B. Restrictions Related to Non-Recourse Debt and Other Debt
All non-recourse debt, the TransAlta OCP LP bond, and the Heartland credit facilities, with a total carrying value of $1.6 billion as at Dec. 31, 2025 (2024 – $1.8 billion), are subject to customary financing conditions and covenants that may restrict the Company’s ability to access funds generated by the facilities’ operations.
Upon meeting certain distribution tests, typically performed once per quarter, the funds can be distributed by the subsidiary entities to their respective parent entity. These conditions include meeting a debt service coverage ratio prior to distribution, which was met by these entities in the fourth quarter of 2025 with the exception of Windrise Wind LP. The funds in Windrise will remain there until the next debt service coverage ratio can be performed in the first quarter of 2026. At Dec. 31, 2025, $101 million (2024 – $117 million) of cash was subject to these financial restrictions.
At Dec. 31, 2025, $8 million (AU$9 million) of funds held by TEC Hedland Pty Ltd. cannot be accessed by other corporate entities as the funds must be solely used by the project entities, to pay major maintenance costs. Additionally, certain non-recourse bonds require that certain reserve accounts be established and funded through cash held on deposit and/or by providing letters of credit.
C. Security
Non-recourse debt totalling $1.4 billion as at Dec. 31, 2025 (2024 – $1.5 billion) is secured by a first ranking charge over all of the respective assets of the Company’s subsidiaries that issued the debt, which include PP&E with total carrying amounts of $1.57 billion at Dec. 31, 2025 (2024 – $1.75 billion) and intangible assets with total carrying amounts of $55 million (2024 – $84 million). At Dec. 31, 2025, non-recourse debt of approximately $65 million (2024 – $75 million) was secured by a first ranking charge over the equity interests of the issuer that issued the non-recourse debt.
The TransAlta OCP bonds have a carrying value of $166 million (2024 – $192 million) and are secured by the assets of TransAlta OCP, including the right to annual capital contributions and OCA payments from the Government of Alberta related to TransAlta's legacy coal facilities (the TransAlta OCA). Under the TransAlta OCA, the Company receives annual cash payments on or before July 31 of approximately $40 million (approximately $37 million, net to the Company), commencing on Jan. 1, 2017, and terminating at the end of 2030.
D. Principal Repayments

	2026	2027	2028	2029	2030	2031 and thereafter	Total
Principal repayments(1)	170	331	163	343	281	2,199	3,487
Lease liabilities	5	5	5	5	5	121	146
(1)Excludes impact of hedge accounting and derivatives.
E. Restricted Cash
As at Dec. 31, 2025, the Company had $17 million (2024 – $17 million) of restricted cash related to the TransAlta OCP bonds, which is required to be held in a debt service reserve account to fund scheduled future debt repayments. The Company also had $4 million of restricted cash related to holdbacks associated with the Required Divestitures and $57 million (2024 – $52 million) of restricted cash related to the TEC Hedland Pty Ltd. bond. These cash reserves are required to be held under commercial arrangements and for debt service, which may be replaced by letters of credit in the future.
F. Letters of Credit
Letters of credit are issued to counterparties as required by various contractual arrangements with the Company and certain subsidiaries of the Company. If the Company or its subsidiary does not perform under such contracts, the counterparty may present its claim for payment to the financial institution through which the letter of credit was issued. All letters of credit expire within one year and are expected to be renewed, as needed, in the normal course of business. The total outstanding letters of credit as at Dec. 31, 2025, was $829 million (2024 – $865 million) with nil (2024 – nil) amounts exercised by third parties under these arrangements.
G. Currency Impacts
The weakening of the U.S. dollar has decreased the U.S. dollar-denominated long-term debt balances, mainly the senior notes and tax equity financings, by $28 million as at Dec. 31, 2025 (2024 – increased $90 million due to the strengthening of the U.S. dollar). Almost all of the U.S.-dollar-denominated debt is hedged either through financial contracts or a hedge of net investments in U.S. operations.
Additionally, the strengthening of the Australian dollar has increased the Australian-dollar-denominated non-recourse senior secured notes balance by approximately $16 million as at Dec. 31, 2025 (2024 – $5 million). As this debt is issued by an Australian subsidiary, the foreign currency translation impacts are recognized within other comprehensive income (loss).